UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

September 16, 2020
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Name and telephone number, including area code, of the person to contact in connection with this report)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e)

On September 16, 2020, Tom Constantino resigned as the Chief Financial Officer of A10 Networks, Inc., (the “Company”) effective September 17, 2020. In connection with his resignation, the Board of Directors authorized the Company to make the severance payments set forth in the Company’s Form of Change in Control and Severance Agreement, which Mr. Constantino entered into when he joined the Company, such amount which is approximately $262,556 over a 9 month period, subject to appropriate withholdings and the terms and conditions contained in such agreement. In addition, the Company will reimburse Mr. Constantino for COBRA continued health care coverage at the premium level in effect prior to the termination for Mr. Constantino and his dependents for nine months. A copy of the Form of Change in Control and Severance Agreement was previously filed with the Securities and Exchange Commission on March 10, 2014, as Exhibit 10.25 to Amendment No. 1 to Form S-1, and the terms of the Form of Change in Control and Severance Agreement are incorporated herein by reference.

(c) and (e)

Appointment of Brian Becker as Interim Chief Financial Officer

The Company has appointed Brian Becker to serve as the Interim Chief Financial Officer of the Company, effective as of September 17, 2020.

Mr. Becker, 47, has served as the Company’s Vice President and Corporate Controller since January 2018. Prior to joining the Company, Mr. Becker served as Vice President, Accounting and Corporate Controller for YuMe, Inc. a provider of brand video advertising software and audience data, from June 2014 to December 2017, and as Director, Revenue and Cost Accounting from August 2013 to June 2014. Mr. Becker also served in various roles within Revenue Accounting at Symantec Corporation, a cybersecurity software and services company, from 2010 through 2012. Mr. Becker began his career in public accounting at Ernst & Young, LLP in San Jose and holds a B. S. in Business Administration from the University of California, Santa Barbara.

At this time, the Company has not made any changes to Mr. Becker’s compensation in connection with his appointment to serve as the Company’s Interim Chief Financial Officer. Mr. Becker’s current annual base salary is $260,000, and he will continue to be eligible to participate in the Company’s 2020 Corporate Incentive Plan, with a target bonus opportunity equal to 30% of his annual base salary.

Mr. Becker will also enter into the Company's standard form of Indemnification Agreement for directors and executive officers. Pursuant to the terms of the Indemnification Agreement, the Company will indemnify Mr. Becker to the fullest extent permitted under Delaware law against liabilities that may arise by reason of his service to the Company, and advance expenses incurred as a result of any proceeding against him as to which he could be indemnified. A copy of the Indemnification Agreement was previously filed with the Securities and Exchange Commission on March 10, 2014, as Exhibit 10.1 to Amendment No. 1 to Form S-1, and the terms of the Indemnification Agreement are incorporated herein by reference.

There are no family relationships between Mr. Becker and any director, executive officer or person nominated by the Company to become a director or executive officer, and there are no transactions between Mr. Becker or any of his immediate family members, on the one hand, and the Company or any of its subsidiaries, on the other, that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On September 17, 2020, the Company issued a press release providing a forecast of expected third quarter financial results and announcing Mr. Constantino’s resignation and Mr. Becker’s appointment as Interim Chief Financial Officer. Additionally, the press release announced that the Company’s Board of Directors had approved a stock repurchase program of up to $50 million of its common stock over a period of twelve months. Any stock repurchases may be made from time to time in the open market and through privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations.

A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference herein. The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Forward Looking Statements

This report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding Mr. Becker’s compensation and the anticipated amount, duration, methods, timing and other aspects of the Company’s stock repurchase program. These statements involve risks and uncertainties, including, but not limited to, that the Company may not successfully repurchase stock under its stock repurchase program. For a detailed discussion of other risks and uncertainties see the Company’s Form 10-K for the fiscal year ended December 31, 2019 and subsequent SEC filings. Statements included in this report are based upon information known to the Company as of the date of this report, and the Company does not intend to update information contained in this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release dated September 17, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2020

A10 NETWORKS, INC.
By: /s/ Robert Cochran
Robert Cochran
Executive Vice President, Legal and Corporate Collaboration and Secretary